UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

SOUNDSTORM DIGITAL, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-189112	45-2132887
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1500-885 West Georgia Street
Vancouver, British Columbia, Canada V6C 3E8
(Address, Including Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:	(604) 861-8980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Form 8-K include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s registration statement on Form S-1.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 26, 2014, the Board of Directors concluded, based on the recommendation of management, that the Company’s financial statements for the period ended September 30, 2013, as filed with the Securities and Exchange Commission in Form S-1/A on November 26, 2013 (the “Registration Statement”), should be revised to correct an omission of consulting fees incurred in the aggregate amount of CA$5,000.  The effect of the correction will be to increase the amount of the net loss by CA$5,000 reported during the three- and nine-month periods ended September 30, 2013.  The cumulative effect of the corrections in all of the affected periods is to increase the accumulated deficit at September 30, 2013 by CA$5,000.

Management concluded that, in light of the accounting omission discussed above, the previously issued financial statements for three- and nine-months ended September 30, 2013 and from inception through September 30, 2013, included in the Company’s Registration Statement, should no longer be relied upon.  The Company will file a post-effective Form S-1/A as soon as practicable.

In addition to the financial statement impacts of this restatement, management acknowledges the implications of the omission on the effectiveness of the Company’s internal control over financial reporting during the period ended September 30, 2013.  A material weakness is a control deficiency, or combination of control deficiencies, that results in the likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.  Based on the definition of “material weakness” in the Public Company Accounting Oversight Board’s Auditing Standard No. 2, An Audit of Internal Control Over Financial Reporting Performed in Conjunction With an Audit of Financial Statements, restatement of financial statements in prior filings with the SEC is an indicator of the existence of a “material weakness” in the design or operation of internal control over financial reporting.  Accordingly, the Company has concluded that as of September 30, 2013, a material weakness existed due to the fact that the Company did not maintain effective controls.  In addition, the Company has concluded that its disclosure controls and procedures were ineffective at September 30, 2013 because of this material weakness.  If not remediated, this material weakness could result in further omissions or misstatements of annual or interim consolidated financial statements.

Management and the Audit Committee have discussed their findings and conclusions with De Joya Griffith, LLC, the Company’s independent registered public accounting firm.  The Company has provided De Joya Griffith, LLC with a copy of the disclosure stated herein and has requested that De Joya Griffith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUNDSTORM DIGITAL, INC.
(Registrant)

Signature	Title	Date

/s/ Geoffrey Lee	President, CEO and Director	March 28, 2014
Geoffrey Lee

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